                                                                Exhibit (10)(c)


                                  ONEOK, INC.

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN




                  (As Amended and Restated February 21, 2002)

              ONEOK, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               Table of Contents
                                                                           Page
                                                                           ----

ARTICLE I.....................................................................1
---------
DEFINITIONS AND CONSTRUCTION..................................................1
----------------------------
   1.1   Definitions..........................................................1
   ---   -----------
   1.2   Construction.........................................................6
   ---   ------------
ARTICLE II....................................................................6
----------
ELIGIBILITY AND PARTICIPATION.................................................6
-----------------------------
   2.1   Eligibility..........................................................6
   ---   -----------
   2.2   Participation........................................................6
   ---   -------------
   2.3   Plan Agreements......................................................6
   ---   ---------------
ARTICLE III...................................................................7
-----------
DEATH BENEFIT.................................................................7
-------------
   3.1   Amount and Payment of Death Benefit..................................7
   ---   -----------------------------------
   3.2   Partial Distribution Prior to Death..................................7
   ---   -----------------------------------
ARTICLE IV....................................................................7
----------
RETIREMENT BENEFIT............................................................7
------------------
   4.1   Retirement...........................................................7
   ---   ----------
   4.2   Disability...........................................................9
   ---   ----------
   4.3   Vesting of Retirement Benefit........................................9
   ---   -----------------------------
   4.4   Forfeitability of Retirement Benefit................................10
   ---   ------------------------------------
   4.5   Retirement Benefit Payment Election.................................10
   ---   -----------------------------------
ARTICLE V....................................................................10
---------
BENEFICIARY..................................................................10
-----------
ARTICLE VI...................................................................11
----------
LEAVE OF ABSENCE.............................................................11
----------------
ARTICLE VII..................................................................11
-----------
SOURCE OF BENEFITS...........................................................11
------------------
   7.1   Benefits Payable....................................................11
   ---   ----------------
   7.2   Investments to Facilitate Payment of Benefits.......................11
   ---   ---------------------------------------------
   7.3   Ownership of Insurance Contracts....................................11
   ---   --------------------------------
   7.4   Trust for Payment of Retirement Benefits............................11
   ---   ----------------------------------------
ARTICLE VIII.................................................................12
------------
TERMINATION OF EMPLOYMENT....................................................12
-------------------------
ARTICLE IX...................................................................13
----------
TERMINATION OF PARTICIPATION.................................................13
----------------------------
ARTICLE X....................................................................13
---------
TERMINATION, AMENDMENT, MODIFICATION, OR SUPPLEMENT OF THE PLAN..............13
---------------------------------------------------------------
   10.1  Amendment or Termination............................................13
   ----  ------------------------
   10.2  Rights and Obligations Upon Amendment, Termination..................13
   ----  --------------------------------------------------
ARTICLE XI...................................................................14
----------
OTHER BENEFITS AND AGREEMENTS................................................14
-----------------------------
ARTICLE XII..................................................................14
-----------
RESTRICTIONS ON ALIENATION OF BENEFITS.......................................14
--------------------------------------
ARTICLE XIII.................................................................15
------------
ADMINISTRATION OF THE PLAN...................................................15
--------------------------
   13.1  Appointment of Committee............................................15
   ----  ------------------------

   13.2  Committee Officials.................................................15
   ----  -------------------
   13.3  Committee Action....................................................15
   ----  ----------------
   13.4  Committee Rules and Powers - General................................15
   ----  ------------------------------------
   13.5  Reliance on Certificates, etc.......................................15
   ----  -----------------------------
   13.6  Liability of Committee..............................................16
   ----  ----------------------
   13.7  Determination of Benefits...........................................16
   ----  -------------------------
   13.8  Information to Committee............................................16
   ----  ------------------------
   13.9  Manner and Time of Payment of Benefits..............................16
   ----  --------------------------------------
ARTICLE XIV..................................................................16
-----------
ADOPTION OF PLAN BY SUBSIDIARY, AFFILIATED OR ASSOCIATED COMPANIES...........16
------------------------------------------------------------------
ARTICLE XV...................................................................16
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EXCESS RETIREMENT BENEFIT PAYMENTS COMMENCED BEFORE SEPTEMBER 1, 1998........16
---------------------------------------------------------------------
ARTICLE XVI..................................................................17
-----------
MISCELLANEOUS................................................................17
-------------
   16.1  Execution of Receipts and Releases..................................17
   ----  ----------------------------------
   16.2  No Guarantee of Interests...........................................17
   ----  -------------------------
   16.3  Company Records.....................................................17
   ----  ---------------
   16.4  Evidence............................................................17
   ----  --------
   16.5  Notice..............................................................17
   ----  ------
   16.6  Change of Address...................................................17
   ----  -----------------
   16.7  Effect of Provisions................................................17
   ----  --------------------
   16.8  Headings............................................................17
   ----  --------
   16.9  Governing Law.......................................................17
   ----  -------------
   16.10 Effective Date......................................................18
   ----- --------------
APPENDIX I...................................................................19
----------
ONEOK, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT.................19
------------------------------------------------------------
APPENDIX II..................................................................24
-----------
CHANGE OF BENEFICIARY FORM FOR ONEOK, INC. SUPPLEMENTAL EXECUTIVE
-----------------------------------------------------------------
RETIREMENT PLAN..............................................................24
---------------

                ONEOK, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    PURPOSE

     The purpose of the ONEOK, Inc. Supplemental Executive Retirement Plan is to provide the specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of ONEOK, Inc., and its subsidiaries. It is the intention of ONEOK, Inc. that the Plan and the particular benefits provided to individuals hereunder be administered as an unfunded deferred compensation and excess benefit plans established and maintained for a select group of management or highly compensated employees.

     This Plan is an amendment, restatement, and continuation of the Supplemental Executive Retirement Plan for Employees of ONEOK, Inc. This Amended and Restated Plan replaces all prior documents and amendments and is effective as of the date determined by the Board of Directors.

                                    ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

1.1 Definitions. For purposes of the Plan, the following phrases or terms shall have the indicated meanings unless otherwise clearly apparent from the context:

         A.      "Base Cash Compensation" shall mean the regular monthly salary
                  ----------------------
                 paid to a Participant by the Company before any deductions or exclusions for taxes or other purposes, and excluding any vehicle allowance, incentives, commissions and any other special pay.

         B.      "Beneficiary" shall mean the individual or individuals, or any
                  -----------
                 trust or trusts, or the estate of a Participant entitled to receive any benefits under a Plan Agreement entered into in accordance with the terms of the Plan.

         C.      "Board of Directors" shall mean the Board of Directors
                  --------------------
                 of ONEOK, Inc., unless otherwise indicated or the context otherwise requires.

         D.      "Change in Control" shall mean the occurrence of any of the
                  -----------------
                 following:

                      (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this
                      Section 1.1(D), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any company or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned or controlled, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                      (b) The individuals who, as of November 15, 2001, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board of Directors; or, following a Merger which results in a Parent Company, the board of directors of the ultimate Parent Company; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                      (c)     The consummation of:

                              (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                                      (A)     the stockholders of the Company,
                      immediately before such Merger, own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the company resulting from such Merger (the "Surviving Company") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Company is not Beneficially Owned, directly or indirectly by another Person (a "Parent Company"), or (y) if there is one or more Parent Companies, the ultimate Parent Company;

                                      (B)     the individuals who were members
                      of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of

                      (x) the Surviving Company, if there is no Parent Company, or (y) if there is one or more Parent Companies, the ultimate Parent Company; and

                                      (C)     no Person other than (1) the
                      Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the outstanding voting securities or common stock of
                      (x) the Surviving Company if there is no Parent Company, or (y) if there is one or more Parent Companies, the ultimate Parent Company.

                              (ii) A complete liquidation or dissolution of the Company; or

                              (iii)   The sale or other disposition of all
                      or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing:

                                      (A)     A Change in Control shall not be
                      deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities if: (1) such acquisition occurs as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subparagraph) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (2) (a) within five business days after a Change in Control would have occurred (but for the operation of this subparagraph), or if the Subject Person acquired Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities inadvertently, then after the Subject Person discovers or is notified by the Company that such acquisition would have triggered a Change in Control (but for the operation of this subparagraph), the Subject Person notifies the Board of Directors that it did so inadvertently, and (b) within two business days after such notification, the Subject Person divests itself of a sufficient number of Shares or Voting Securities so that the Subject Person is the Beneficial Owner of less than twenty percent (20%) of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities.

                                      (B)     A Change in Control shall not be
                      deemed to occur if (1) the Shareholder Group (as defined in the Shareholder Agreement) acquires Beneficial Ownership of fifteen percent (15%) or more of the Company's Voting Securities pursuant to the terms of the Shareholder Agreement, by and between WAI, Inc. (now known as ONEOK, Inc.) and Western Resources, Inc. dated as of November 26, 1997 (the "Shareholder Agreement"), until the earlier of (a) the termination of the Shareholder Agreement or (b) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, but upon either of such events, the acquisition or existence of such percentage of Beneficial Ownership by Western Resources, Inc. or any of its affiliates shall constitute a Change in Control or (2) the equity securities of the Company owned by the Shareholder Group are in any manner restructured with the approval of a majority of the members of the Incumbent Board (excluding Shareholder Nominees, as defined in the Shareholder Agreement).

         E.      "Code" shall mean the Internal Revenue Code of 1986, as
                  ----
                 amended.

         F.      "Committee" shall mean the Executive Compensation Committee of
                  ---------
                 the Board of Directors or such other Committee appointed to manage and administer the Plan and individual Plan Agreements in accordance with the provisions of Article XIII hereof.

         G.      "Company" shall mean ONEOK, Inc., an Oklahoma company, or any
                  -------
                 division or subsidiary thereof.

         H.      "Compensation"  shall mean the Base and Short-Term Incentive
                  ------------
                  Cash Compensation from the Company paid to or deferred by a Participant during a calendar year.

         I.      "Death Benefit" shall mean the amount paid to a
                  --------------
                 Participant's Beneficiary in accordance with the provisions of Article III hereof.

         J.      "Disability Benefit" shall mean the amount paid to a
                  -------------------
                 Participant's Beneficiary in accordance with the provisions of Section 4.2 hereof.

         K.      "ERISA" shall mean the Employee Retirement Income Security Act
                  -----
                 of 1974, as amended.

         L.      "Employee" shall mean any person who is in the regular
                  --------
                 full-time employment of the Company or is on authorized leave of absence therefrom, as determined by the personnel rules and practices of the Company. The term does not include persons who are retained by the Company solely as consultants or under contract.

         M.      "Participant" shall mean an Employee who is selected and
                  -----------
                 elects to participate in the Plan through the execution of a Plan Agreement in accordance with the provisions of Article II hereof.

         N.      "Plan Agreement" shall mean the form of written agreement
                  --------------
                 which is entered into by and between the Company and an Employee selected to become a Participant as a condition to participation in the Plan as provided in Sections 2.2 and 2.3 hereof.

         O.      "Plan" shall mean the ONEOK, Inc. Supplemental Executive
                  ----
                 Retirement Plan as embodied herein and as amended from time to time.

         P.      "Rabbi Trust" shall mean the trust created to hold assets which
                  -----------
                 will be used to pay the benefits provided hereunder, as provided in Section 7.4 hereof.

         Q.      "Retirement" and "Retire" shall mean termination of
                  ----------       ------
                 employment with the Company, other than as the result of death or Total and Permanent Disability.

         R. "Retirement Age" shall mean the retirement age of a Participant specified in the Participant's Plan Agreement and the Plan.

         S.      "Retirement  Benefit" shall mean the monthly amount to be paid
                  -------------------
                 to a Participant under Sections 4.1, 4.2, or 4.3 hereof, and the Participant's Plan Agreement.

         T.      "Retirement Plan" shall mean the Retirement Plan for Employees
                  ---------------
                 of ONEOK, Inc. and Subsidiaries, or the ONEOK, Inc. KGS Retirement Plan, whichever is applicable to the Participant.

         U.      "Service" shall mean employment of a Participant by the Company
                  -------
                 as a regular full-time employee.

         V.      "Short-Term Incentive Cash Compensation" shall mean any
                  --------------------------------------
                 payment by the Company under the Key Employee Incentive Plan for Employees of ONEOK, Inc. and Subsidiaries or any other incentive or commission plan established by the Company to pay employees additional cash compensation to reward performance. Provided, that any payment or distribution made to any Employee pursuant to the ONEOK Energy Marketing & Trading Group Bonus Plan shall be excluded from, and not be considered as Short-Term Incentive Cash Compensation nor otherwise as part of the Compensation of an Employee under and for purposes of this Plan.

         W.      "Totally and Permanently Disabled" means when, on the basis of
                 ---------------------------------
                 medical evidence, it is determined that a Participant:

                      (a) is totally disabled so as to be prevented from any comparable employment with the Company, including a disability resulting from an occupational cause; and

                      (b)     will be disabled permanently.

         X.      "Years of Service" shall include each full year, but not any
                  ----------------
                 portion of a year, during which the Participant has been employed by the Company or any division or subsidiary thereof.

1.2 Construction. The singular when used herein may include the plural unless the context clearly indicates to the contrary. The words "hereof", "herein", "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section. Whenever the words "Article" or "Section" are used in the Plan, or a cross reference to an "Article" or "Section" is made, the Article or Section referred to shall be an Article or Section of the Plan unless otherwise specified.

         The Plan is intended to be an unfunded deferred compensation and excess benefit plan established and maintained for a select group of management and highly compensated employees of the Company within the meaning of Sections 201(2) and (7), 301(a)(3), (9) and 401(a)(1) of
         ERISA, and shall be construed, interpreted and administered in accordance with such intended purpose.

                                  ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

2.1 Eligibility. In order to be eligible for participation in the Plan, an Employee must be selected by the Chief Executive Officer, or in the case of the Chief Executive Officer by the Board of Directors, which, in the Chief Executive Officer's (or Board of Director's) sole and absolute discretion, shall determine eligibility for participation in accordance with the purposes of the Plan.

2.2 Participation. An Employee, having been selected to participate in the Plan by the Chief Executive Officer/Board of Directors, shall, as a condition to participate, complete and return to the Committee a duly executed Plan Agreement electing to participate in the Plan and agreeing to the terms and conditions thereof.

2.3 Plan Agreements. The Plan Agreement made and delivered by and between a Participant and the Company shall state and provide certain specific terms and provisions that govern the benefits and rights of such Participant from participation in the Plan. Except as otherwise expressly provided in this Plan document or in the Plan Agreement of a Participant, the specific terms and provisions of a Participant's Plan Agreement shall take precedence and shall control as to the amount and form of benefits such Participant is to receive under the Plan and such Plan Agreement. The Plan Agreement of each Participant shall be a part of the Plan as to such Participant for all purposes. The general form of Plan Agreement to be used shall be substantially the same as the model form attached hereto as Appendix I to this Plan. The Plan Agreement of each Participant in the Plan may contain different terms and provisions with respect to benefits and related matters, and may, by mutual agreement of the Company and the Participant, contain terms and provisions which differ from those shown in the model Plan Agreement in Appendix I. A Participant shall not derive any right or entitlement, directly or indirectly, from the existence of, or provisions in the Plan Agreement of any other Participant in the Plan.

                                  ARTICLE III
                                 DEATH BENEFIT

3.1 Amount and Payment of Death Benefit. In the event a Participant dies prior to Retirement from the Company, the Company will pay or cause to be paid a Death Benefit to such Participant's Beneficiary in the amount or amounts set forth in such Participant's Plan Agreement and as therein specified, commencing on the first day of the month following the date of such Participant's death, or as otherwise specified in such Participant's Plan Agreement.

3.2 Partial Distribution Prior to Death. If a Participant shall die after becoming entitled to a Retirement Benefit, but before the total amount payable to such Participant as a Retirement Benefit has been paid, the Retirement Benefit payments then remaining unpaid to such Participant shall be paid to such Participant's Beneficiary, in accordance with the payment schedule pursuant to which payments are made under the Participant's Plan Agreement as provided in Sections 4.1, 4.2, or 4.3 hereof.

                                  ARTICLE IV
                              RETIREMENT BENEFIT

4.1 Retirement. If a Participant remains an Employee until attaining the Retirement Age stated in such Participant's Plan Agreement and shall then retire, the Company shall pay or cause to be paid to such Participant as a Retirement Benefit, the amount or amounts, and at such time or times as is specified in the Participant's Plan Agreement.

         If an executed Plan Agreement by and between the Participant and the Company does not state or specify a different amount, form and time of payment of a Participant's Retirement Benefit, then the Participant shall be entitled to receive a Retirement Benefit in accordance with Paragraphs A and B of this Section 4.1, below.

         A.      (1)      Retirement Benefit. Subject to Subparagraph A.(2),
                          -------------------
                 below, and the vesting schedule applicable under Section 4.3, below, a monthly amount which, when combined with existing pension benefits payable to the Participant under the Retirement Plan and any retirement plans (other than 401(k) plans) of any of the Participant's former employers, will provide the percentage of the highest thirty-six (36) consecutive months average Compensation (or average of all months of Compensation if employed less than thirty-six (36) months) of the last sixty (60) months of Service, for life (15 years minimum) as illustrated below.


                                                       Retirement Benefit
                      Retirement Age                       Percentage
                      --------------                       ----------
                        50 & under                           50.00%
                            51                               51.20%
                            52                               52.40%
                            53                               53.60%
                            54                               54.80%
                            55                               56.00%
                            56                               56.57%
                            57                               57.14%
                            58                               57.71%
                            59                               58.28%
                            60                               58.85%
                            61                               59.42%
                            62                               60.00%
                            63                               60.56%
                            64                               61.13%
                        65 & over                            61.70%

                 The Retirement Benefit payment shall commence on the first day of the month following the Participant's Retirement. Provided, however, Retirement Benefit payments shall not commence until the later of (i) the Participant attaining the age of fifty
                 (50), and (ii) the commencement of retirement benefit payments to the Participant under the Retirement Plan.

                 (2)      Adjustment of Retirement Benefit Payments; Early
                          ------------------------------------------------
                          Commencement. The amount of a Participant's
                          ------------
                          Retirement Benefit payments will be reduced by reason of early retirement and commencement of payment thereof, based on the following table depending upon the Participant's age when Retirement Benefit payments to the Participant commence:

                    Age At Commencement of          Payout Percentage Factor Of
                 Retirement Benefit Payments       Retirement Benefit Percentage
                 ---------------------------       -----------------------------

                    Age At Commencement of          Payout Percentage Factor Of
                 Retirement Benefit Payments       Retirement Benefit Percentage
                 ---------------------------       -----------------------------
                             50                                 50%
                             51                                 55%
                             52                                 60%
                             53                                 65%
                             54                                 70%
                             55                                 75%
                             56                                 80%
                             57                                 85%
                             58                                 90%
                             59                                 95%
                         60 & older                             100%


         B.      Code Sections 401(a)(17) and 415(b) Limitations.
                 ------------------------------------------------
                 Notwithstanding Paragraph 4.1.A., above, the Plan and this Plan Agreement shall provide a Retirement Benefit attributable to a Participant's annual eligible compensation under the Retirement Plan that is in excess of the limitations on such Participant's Retirement Plan benefits contained in Code Sections 401(a)(17) and 415(b). This portion of the Retirement Benefit will be computed by applying the same benefit formula, vesting provisions, and early retirement provisions as are in the Retirement Plan. Any part of the Retirement Benefit provided under this Paragraph 4.1.B. will offset and reduce that part of the Retirement Benefit provided under Paragraphs 4.1.A., above. Provided, a Plan Agreement duly executed by a Participant and the Company shall supercede such model Plan Agreement, and the executed Plan Agreement shall control if there is any conflict or inconsistency between it and such model Plan Agreement.

4.2 Disability. If a Participant shall become Totally and Permanently Disabled prior to Retirement and such total disability continues for more than six (6) months, such Participant shall be entitled to receive a Disability Benefit in the amount set forth in the Participant's Plan Agreement.

4.3 Vesting of Retirement Benefit. A Participant's Retirement Benefit shall unconditionally vest in such Participant and become nonforfeitable according to the vesting schedule stated in the Participant's Plan Agreement. If an executed Plan Agreement by and between the Participant and the Company does not state or specify the terms governing vesting and nonforfeitability of such Participant's Retirement Benefit, then the Participant's Retirement Benefit shall vest and become nonforfeitable as follows:

                 Years of Service                Vested Percentage of
                 with the Company                 Retirement Benefit
                 ----------------                --------------------
                      0 to 5                              0%
                        6                                 10%
                        7                                 20%
                        8                                 30%
                        9                                 40%
                        10                                50%
                        11                                60%
                        12                                70%
                        13                                80%
                        14                                90%
                    15 or more                           100%


         If a Participant attains age sixty-five (65) prior to Retirement, such Participant shall be 100% vested regardless of the above schedule. Retirement Benefits hereunder offsetting the limitations of Internal Revenue Code Sections 401(a)(17) and 415(b) shall be immediately fully vested for all purposes.

4.4 Forfeitability of Retirement Benefit. Notwithstanding any provision to the contrary expressed or implied herein, a Participant's right to receive a Retirement Benefit under the Plan and such Participant's Plan Agreement shall be forfeitable to the extent that such Retirement Benefit has not vested as described in Section 4.3 and the Participant's Plan Agreement.

4.5 Retirement Benefit Payment Election. In lieu of payment of the Retirement Benefit to a Participant as otherwise provided herein and in the Participant's Plan Agreement, a Participant may make a written request to the Company prior to the time for commencement of payment of such Retirement Benefit by the Company to receive payment of the present value of such Participant's Retirement Benefit in a single lump sum amount, less six percent (6%) of the amount thereof as a substantial penalty, which penalty will be forfeited by the Participant. The Company may, in its sole discretion, grant or deny such request. If such request is granted the payment of such lump sum amount shall be made by the Company, and thereafter the Company shall have no further obligation to the Participant. The present value of a Participant's Retirement Benefit shall be determined in accordance in the manner prescribed under the provisions at Section 417(e)(3) of the Code and Treasury regulations thereunder with respect to benefits payable under a qualified pension or profit sharing plan. A beneficiary of a deceased Participant, or a duly appointed guardian of an incompetent or incapacitated Participant may also request payment of the Participant's Retirement Benefit in a lump sum under this Section 4.5.

                                   ARTICLE V
                                  BENEFICIARY

         A Participant shall designate a Beneficiary to receive benefits under the Plan and the Participant's Plan Agreement by completing the appropriate space in such Plan Agreement. If more than one Beneficiary is named, the shares and/or precedence of each Beneficiary shall be indicated. As a condition to any married Participant designating a Beneficiary other than such Participant's spouse, the Committee may require the spouse's consent. A Participant shall have the right to change the Beneficiary by submitting to the Committee a Change of Beneficiary in the form attached as Appendix II hereof; provided, however, that no change of Beneficiary shall be effective until acknowledged in writing by the Committee. If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. Any payment made or caused to be made by the Company in good faith and in accordance with the provisions of the Plan and a Participant's Plan Agreement shall fully discharge the Company from all further obligations with respect to such payment.

                                  ARTICLE VI
                               LEAVE OF ABSENCE

         If a Participant is authorized by the Company for any reason, including military, medical, or other, to take a leave of absence from employment, such Participant's Plan Agreement shall remain in effect.

                                  ARTICLE VII
                              SOURCE OF BENEFITS

7.1 Benefits Payable. Retirement Benefits and any other amounts payable hereunder shall be paid exclusively from the general assets of the Company or the Rabbi Trust to be established pursuant to Section 7.4; provided, that no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be looked to for such payment. The Company's liability for the payment of benefits hereunder shall be evidenced only by the Plan and each Plan Agreement entered into between the Company and a Participant.

7.2 Investments to Facilitate Payment of Benefits. Although the Company is not obligated to invest in any specific asset or fund, or purchase any insurance contract, in order to provide the means for the payment of any Retirement Benefits under the Plan, the Company may elect to do so, and, in such event, no Participant shall have any interest whatever in such asset, fund, or insurance contract. In the event the Company elects to purchase or causes to be purchased insurance contracts on the life of a Participant as a means for making, offsetting, or contributing to any payment, in full or in part, which may become due and payable by the Company under the Plan or a Participant's Plan Agreement, such Participant agrees to cooperate in the securing of life insurance on such Participant's life by furnishing such information as the Company and the insurance carrier may require, including the results and reports of previous Company and other insurance carrier physical examinations as may be requested, and taking any other action which may be requested by the Company and the insurance carrier to obtain such insurance coverage. If a Participant does not cooperate in the securing of such life insurance, the Company shall have no further obligation to such Participant under the Plan, and such Participant's Plan Agreement shall terminate.

7.3 Ownership of Insurance Contracts. The Company shall be the sole owner of any insurance contracts acquired on the life of a Participant with all incidents of ownership therein, including, but not limited to, the right to cash and loan values, dividends, if any, death benefits, and the right to termination thereof, and a Participant shall have no interest whatsoever in such contracts, if any, and shall exercise none of the incidents of ownership thereof. Provided, however, the Company may assign any such insurance contracts to the trustee of the Rabbi Trust.

7.4 Trust for Payment of Retirement Benefits. The Company shall create a Rabbi Trust for the purpose of facilitating any retirement benefits payable hereunder. Such trust will be funded to provide the applicable vested Retirement Benefits payable under the Plan and Plan Agreements upon the occurrence of any of the following events:

         a) At the Retirement of, and commencement of payment of Retirement Benefits to a Plan Participant;

         b) Upon a decision by the Committee, or by the Board of Directors; or

         c)      Upon a Change in Control.

         Such funding may be in the form of single premium annuities, or an amount sufficient for the trustee to purchase single premium annuities, or life insurance policies or contracts insuring the lives of Plan Participants, from qualified and financially sound insurance companies, and such other forms or types of investments the Company may select from time to time to provide the applicable vested Retirement Benefits payable under the Plan and Plan Agreements. Such funding and the purchase of insurance, if any, will not relieve the Company of its obligations to pay or cause to be paid the benefits hereunder.

         The Rabbi Trust may be maintained and administered to also provide for the funding of payment of amounts payable to participants in other deferred compensation and benefit plans of the Company. The funding, investments and administration of the Rabbi Trust in connection with such other separate plan or plans shall be separately administered and accounted for as determined to be necessary and appropriate by the Company and trustee pursuant to the terms of the Rabbi Trust. It shall be permissible for the trustee to invest funds of the Rabbi Trust in one or more forms of investment that is common to plans being funded thereunder.

         The Rabbi Trust shall be a grantor trust of which the Company is the grantor within the meaning of the Code. The principal of the Rabbi Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Participants in the Plan and general creditors of the Company as specified hereinbelow and in the trust instrument. Participants in the Plan and their Beneficiaries shall have no preferred claim on, or any beneficial ownership in any assets of the Rabbi Trust; and any rights created under the Plan or Participant Plan Agreements, and the Rabbi Trust are to be made unsecured contractual rights of Participants and their Beneficiaries against the Company; and assets held by the Rabbi Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of insolvency of the Company.

                                 ARTICLE VIII
                           TERMINATION OF EMPLOYMENT

         Neither the Plan nor a Participant's Plan Agreement, either singly or collectively, in any way obligate the Company, or any subsidiary of the Company, to continue the employment of a Participant with the Company, or any subsidiary of the Company, nor does either limit the right of the Company or any subsidiary of the Company at any time and for any reason to terminate the Participant's employment. Termination of a Participant's employment with the Company, or any subsidiary of the Company, for any reason, whether by action of the Company, subsidiary, or Participant, shall immediately terminate the Participant's participation in the Plan and such Participant's Plan Agreement, and all further obligations of either party thereunder, except as may be provided in Article X and the Participant's Plan Agreement. In no event shall the Plan or a Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company, or any subsidiary, and a Participant.

                                  ARTICLE IX
                         TERMINATION OF PARTICIPATION

         A Participant reserves the right to terminate participation in the Plan and such Participant's Plan Agreement at any time by giving the Company written notice of such termination not less than 30 days (i) prior to the anniversary date of any contract or contracts of insurance on the life of such Participant which may be in force and utilized by the Company in connection with the Plan, or (ii) prior to the date a Participant selects for termination if no insurance contract is in effect.

                                   ARTICLE X
                     TERMINATION, AMENDMENT, MODIFICATION,
                           OR SUPPLEMENT OF THE PLAN

10.1 Amendment or Termination. Subject to Section 10.2, below, the Company reserves the right to amend, modify, supplement, or terminate the Plan, wholly or partially, from time to time, and at any time. The Company likewise reserves the right to amend, modify, or supplement any Plan Agreement, wholly or partially, from time to time. Such right to amend, modify, supplement, or terminate the Plan or any Plan Agreement, as the case may be, shall be exercised for the Company by the Board of Directors; provided in the event of a Change in Control of the Company, for a period of two (2) years after the date of such Change of Control the surviving corporation may terminate or amend the Plan only by substitution by such corporation of another plan or program, or by amendments to the Plan, which provide benefits no less favorable to the Participants of this Plan; and upon the expiration of such two (2) year period such surviving corporation may thereafter terminate or amend the Plan or any such substituted plan subject in any case to Section 10.2, below.

10.2 Rights and Obligations Upon Amendment, Termination. The following terms and conditions shall govern the rights and obligations of a Participant and the Company (including any surviving corporation in event of a Change of Control), respectively, with respect to the amendment or termination of the Plan.

         A. Notwithstanding anything to the contrary expressed or provided in the Plan or any Plan Agreement of a Participant, no amendment, modification or termination of the Plan, shall decrease a Participant's accrued Retirement Benefit. For purposes of this Paragraph A., a Plan amendment which has the effect of decreasing a Participant's accrued Retirement Benefit or eliminating an optional form of payment of a Participant's accrued Retirement Benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued Retirement Benefit. If a vesting schedule under the Plan or any Plan Agreement is amended, the Participant's non-forfeitable percentage, determined as of the later of the date such amendment is adopted or the date it becomes effective, will not be less than the percentage computed under the Plan and Plan Agreement without regard to such amendment.

         B. Except as provided in paragraph A of this Section 10.2, upon the termination of the Plan by the Board of Directors, or a termination of the Plan Agreement of a Participant, in accordance with the provisions for such termination, neither the Plan nor the Plan Agreement shall be of any further force or effect, and no party shall have any further obligation under either the Plan or any Plan Agreement so terminated, except as provided in the Plan or Plan Agreement with respect to accrued benefits at the time of such termination or as elsewhere provided in the Plan.

         C. For purposes of paragraphs A and B of this Section 10.2, the term "Plan" shall also mean and include any substituted plan that may be established in event of a Change of Control as described in Section 10.1, above, and the term "Retirement Benefit" shall also mean and include any benefit provided for under such a substituted plan.

                                  ARTICLE XI
                          OTHER BENEFITS AND AGREEMENTS

         The Retirement Benefits provided for a Participant and such Participant's Beneficiary under the Plan and under such Participant's Plan Agreement are in addition to any other benefits available to such Participant under any other Plan, plan or agreement of the Company for its Employees and the Participants, and, except as may be otherwise expressly provided for, the Plan and Plan Agreements entered into hereunder shall supplement and shall not supersede, modify, or amend any other Plan, plan or agreement of the Company or a Participant. Moreover, Retirement Benefits under the Plan and Plan Agreements entered into hereunder shall not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Company, or any of its subsidiaries, which is qualified under Section 401(a) of the Code.

                                  ARTICLE XII
                    RESTRICTIONS ON ALIENATION OF BENEFITS

         No Retirement Benefit, or other right or benefit under the Plan or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No Retirement Benefit, or right or benefit under the Plan or under any Plan Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such thereto. If any Participant or Beneficiary under the Plan or a Plan Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit under the Plan or under any Plan Agreement, then such right or benefit shall, in the discretion of the Committee, cease, and in such event, the Committee may hold or apply the same or any part thereof for the benefit of such Participant or Beneficiary, his or her spouse, children, or other dependents, or any of them, in such portion as the Committee, in its sole and absolute discretion, may deem proper.

                                  ARTICLE XIII
                           ADMINISTRATION OF THE PLAN

13.1 Appointment of Committee. The general administration of the Plan, and any Plan Agreements executed hereunder, as well as construction and interpretation thereof, shall be vested in the Committee, the number and members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Any such member of the Committee may resign by notice in writing filed with the Board of Directors. Vacancies shall be filled promptly by the Board of Directors.

13.2 Committee Officials. The Board of Directors may designate one of the members of the Committee as Chairman and may appoint a secretary who need not be a member of the Committee.

         The secretary shall keep minutes of the Committee's proceedings and all data, records, and documents relating to the Committee's administration of the Plan and any Plan Agreements executed hereunder. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine and may authorize one or more of its members or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

13.3 Committee Action. All resolutions or other actions taken by the Committee shall be by the vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

13.4 Committee Rules and Powers - General. Subject to the provisions of the Plan, the Committee may from time to time establish rules, forms, and procedures for the administration of the Plan, including Plan Agreements. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and any Plan Agreements, and to decide any and all matters arising thereunder or in connection with the administration of the Plan and any Plan Agreements, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The Committee shall have the exclusive right to determine if a Participant has become Totally and Permanently Disabled with respect to a Participant (consistent with the Plan's definition of the term), such determinations to be made on the basis of such medical and/or other evidence that the Committee, in its sole and absolute discretion, may require. Such decisions, actions, and records of the Committee shall be conclusive and binding upon the Company, the Participants, and all persons having or claiming to have rights or interests in or under the Plan.

13.5 Reliance on Certificates, etc. The members of the Committee and the Officers and Directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Company.

13.6 Liability of Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee, or for any act or omission on his part, excepting only his own willful misconduct. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of a Committee member's own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought, or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

13.7 Determination of Benefits. In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify, under the Plan and any Plan Agreement, the amount and kind of benefits from time to time payable to Participants and their Beneficiaries, and to authorize all disbursements for such purposes.

13.8 Information to Committee. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death, or other cause for termination of employment, and such other pertinent facts as the Committee may require.

13.9 Manner and Time of Payment of Benefits. The Company shall have the power, in its sole and absolute discretion, to change the manner and time of payment of future Retirement Benefits to be made to a Participant or the Participant's Beneficiary from that set forth in the Participant's Plan Agreement, if requested to do so by such Participant or Beneficiary. Any request by a Participant for such a change must be made by the Participant in writing more than thirty (30) days in advance of the time such Retirement Benefits would otherwise be paid, unless the Company, in its discretion, allows such a request at a later date that also precedes the existing time of payment which is the subject of the request

                                  ARTICLE XIV
                        ADOPTION OF PLAN BY SUBSIDIARY,
                      AFFILIATED OR ASSOCIATED COMPANIES

         Any corporation which is a subsidiary of the Company may, with the approval of the Board of Directors, adopt the Plan and thereby come within the definition of Company in Article I hereof.

                                  ARTICLE XV
                      EXCESS RETIREMENT BENEFIT PAYMENTS
                      COMMENCED BEFORE SEPTEMBER 1, 1998

         Notwithstanding anything expressed or implied to the contrary herein, the payment of excess retirement benefits to a retired Plan Participant that commenced under the Plan prior to September 1, 1998, shall be paid in accordance with, and to the extent provided by, the applicable terms and provisions of the Plan in effect prior to September 1, 1998.

                                  ARTICLE XVI
                                 MISCELLANEOUS

16.1 Execution of Receipts and Releases. Any payment to a Participant, a Participant's legal representative, or Beneficiary in accordance with the provisions of the Plan or any Plan Agreement executed hereunder shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Company. The Company may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it may determine.

16.2 No Guarantee of Interests. Neither the Committee nor any of its members guarantees the payment of any amounts which may be or becomes due to any person or entity under the Plan or any Plan Agreement executed hereunder. The liability of the Company to make any payment under the Plan or any Plan Agreement executed hereunder is limited to the then available assets of the Company and the Rabbi Trust established under Section 7.4 hereof.

16.3 Company Records. Records of the Company as to a Participant's employment, termination of employment and the reason therefor, reemployment, authorized leaves of absence, and compensation shall be conclusive on all persons and entities, unless determined to be incorrect.

16.4 Evidence. Evidence required of anyone under the Plan and any Plan Agreement executed hereunder may be by certificate, affidavit, document, or other information which the person or entity acting on it considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

16.5 Notice. Any notice which shall be or may be given under the Plan or a Plan Agreement executed hereunder shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company at:

                             100 West Fifth Street
                             Tulsa, Oklahoma 74102

         and marked to the attention of the Secretary, Supplemental Executive Retirement Plan Administrative Committee; or, if notice to a Participant, addressed to the address shown on such Participant's most recent employment file with the Company.

16.6 Change of Address. Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

16.7 Effect of Provisions. The provisions of the Plan and of any Plan Agreement executed hereunder shall be binding upon the Company and its successors and assigns, and upon a Participant, the Participant's Beneficiary, assigns, heirs, executors, and administrators.

16.8 Headings. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in the construction of the provisions hereof or any Plan Agreement executed hereunder.

16.9 Governing Law. All questions arising with respect to the Plan and any Plan Agreement executed hereunder shall be determined by reference to the laws of the State of Oklahoma in effect at the time of their adopting and execution, respectively.

16.10 Effective Date. Except to the extent explicitly stated otherwise herein, the terms and provisions of this amended and restated Plan shall be effective as to excess retirement benefits for Participants with respect to whom no Retirement, Disability, or Death Benefit payments have commenced as of September 1, 1998, and their Beneficiaries. The excess retirement benefits payable to any Participant or Beneficiary which have commenced prior to September 1, 1998, shall not be increased or decreased by amendment of the Plan.

                                       ONEOK, Inc.

                                       By:
                                          --------------------------------
                                          David Kyle
                                          Chairman of the Board,
                                          Chief Executive Officer and President

Attested by:

---------------------------
(Secretary)

(SEAL)

                                  APPENDIX I
         ONEOK, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

     THE FOLLOWING FORM OF ONEOK, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT IS A DRAFT MODEL FORM OF AGREEMENT FOR USE BY THE COMPANY AND EACH PLAN PARTICIPANT.

     EACH PLAN AGREEMENT BETWEEN THE COMPANY AND A PARTICIPANT EXECUTED
UNDER THE PLAN SHALL CONTAIN THE PARTICULAR TERMS AND PROVISIONS AGREED TO BY THE COMPANY AND PARTICIPANT, WHICH MAY DIFFER FROM THE MODEL FORM OF AGREEMENT SHOWN HEREIN. EACH SUCH PLAN AGREEMENT SHALL BE EFFECTIVE AND BE PERFORMED IN ACCORDANCE WITH THE TERMS AND PROVISIONS THEREOF NOTWITHSTANDING ANYTHING TO THE CONTRARY WHICH MAY BE EXPRESSED OR IMPLIED IN THE MODEL FORM OF AGREEMENT SHOWN AS AN EXAMPLE IN THIS APPENDIX I.

     I acknowledge that, as an Employee of ONEOK, Inc., I have been offered an opportunity to participate in the ONEOK, Inc. Supplemental Executive Retirement Plan (Plan) described in the attached document (which is incorporated herein by reference), and that I have elected one of the alternatives set forth as indicated by the space which I have checked:

     ________  To participate in the Plan

     ________  Not to participate in the Plan

     My Retirement Benefit, Disability Benefit, Death Benefit, and commencement of such payments, and designated Beneficiary(ies) are agreed to be as follows:

     1.A    Retirement Benefit (Article IV of Plan). Subject to Paragraph 2,
            ------------------
below, and the vesting schedule in Paragraph 5, below, a monthly amount which, when combined with existing pension benefits payable to me under the Retirement Plan and any retirement plans (other than 401(k) plans) of any of my former employers, will provide the percentage of the highest thirty-six (36) consecutive months average Compensation (or average of all months of Compensation if employed less than thirty-six (36) months) of the last sixty
(60) months of Service, for life (15 years minimum) as illustrated below.

                 Retirement Age                Retirement Benefit Percentage
                 --------------                -----------------------------
                   50 & under                              50.00%
                       51                                  51.20%
                       52                                  52.40%
                       53                                  53.60%
                       54                                  54.80%
                       55                                  56.00%
                       56                                  56.57%
                       57                                  57.14%
                       58                                  57.71%
                       59                                  58.28%
                       60                                  58.85%
                       61                                  59.42%
                       62                                  60.00%
                       63                                  60.56%

                 Retirement Age                Retirement Benefit Percentage
                 --------------                -----------------------------
                       64                                  61.13%
                    65 & over                              61.70%


     The Retirement Benefit payment shall commence on the first day of the month following my Retirement. Provided, however, Retirement Benefit payments shall not commence until the later of (i) my attaining the age of fifty (50), and (ii) the commencement of retirement benefit payments to me under the Retirement Plan.

     1.B     Adjustment of Retirement Benefit Payments; Early Commencement. The
             -------------------------------------------------------------
amount of my Retirement Benefit payments will be reduced by reason of early retirement and commencement of payment thereof, based on the following table depending upon my age when Retirement Benefit payments to me commence:

            Age At Commencement of                   Payout Percentage Factor Of
          Retirement Benefit Payments              Retirement Benefit Percentage
          ---------------------------              -----------------------------
                       50                                        50%
                       51                                        55%
                       52                                        60%
                       53                                        65%
                       54                                        70%
                       55                                        75%
                       56                                        80%
                       57                                        85%
                       58                                        90%
                       59                                        95%
                   60 & older                                    100%

     2.     Code Sections 401(a)(17) and 415(b) Limitations. Notwithstanding
            -----------------------------------------------
Paragraphs 1A and 1B above, the Plan and this Plan Agreement shall provide a Retirement Benefit attributable to my annual eligible compensation under the Retirement Plan that is in excess of the limitations on my Retirement Plan benefits contained in Code Sections 401(a)(17) and 415(b). This portion of the Retirement Benefit will be computed by applying the same benefit formula, vesting provisions, and early retirement provisions as are in the Retirement Plan. Any part of the Retirement Benefit provided under this Paragraph 2 will offset and reduce that part of the Retirement Benefit provided under Paragraphs 1A and 1B above.

     3.     Disability Benefit (Article IV of Plan). If I should suffer a Total
            ------------------
and Permanent Disability prior to my Retirement, an amount which, when combined with then existing pension benefits under the Retirement Plan and any retirement plans (other than 401(k) plans) of any of my former employers, will provide sixty-one and 7/10 percent (61.7%) of my highest thirty-six (36) consecutive months average Compensation (or average of all months of Compensation if employed less than thirty-six (36) months) of my last sixty (60) months of Service, for life (15 years minimum).

     4.     Death Benefit. (Article III of Plan). If my death should occur
            -------------
before my Retirement, an amount which, when combined with then existing pension benefits under the Retirement Plan and any retirement plans (other than 401(k) plans) of any of my former employers, will provide fifty percent (50%) (or the vested Retirement Benefit, whichever is greater) of my highest thirty-six (36) consecutive months average Compensation (or average of all months of Compensation if employed less than thirty-six (36) months) of my last sixty (60) months of Service, payable to the Beneficiary for one hundred eighty (180) months following death.

     5.     Vesting  Schedule.  The Retirement  Benefit payable to me shall
            -----------------
unconditionally vest and become nonforfeitable according to the following vesting schedule:

                 Years of Service               Vested Percentage of
                 with the Company                Retirement Benefit
                 ----------------                ------------------
                       0 to 5                            0%
                         6                               10%
                         7                               20%
                         8                               30%
                         9                               40%
                         10                              50%
                         11                              60%
                         12                              70%
                         13                              80%
                         14                              90%
                     15 or more                         100%

     If I attain age sixty-five (65) prior to Retirement, I shall be 100% vested regardless of the above schedule. Retirement Benefits hereunder offsetting the limitations of Internal Revenue Code Sections 401(a)(17) and 415(b) shall be immediately fully vested for all purposes.

     6. Beneficiary. I hereby designate as my Primary Beneficiary under the Plan and the Plan Agreement: ____________________________________
and, I hereby designate as my Secondary Beneficiary under the Plan and the Plan
Agreement: _____________________________________________________________________
________________________________________________________________________________

     The term "Beneficiary" as used herein shall mean the Primary Beneficiary if such Primary Beneficiary is an individual and such individual shall survive me by at least thirty (30) days, and shall mean the Secondary Beneficiary if such an individual Primary Beneficiary does not survive me by at least thirty (30) days, and shall mean my Estate, if neither Primary nor a Secondary Beneficiary who is an individual survives me by at least thirty (30) days. I shall have the right to change my designation of my Primary and/or Secondary Beneficiary from time to time, in such manner as shall be required by the Company, it being agreed that no change in Beneficiary shall be effective until acknowledged in writing by the Committee. (If designation of a Beneficiary is to be irrevocable, strike and initial previous sentence.)

     I further acknowledge that neither the Company nor any of its subsidiaries, affiliated companies, officers, employees, or agents has any responsibility whatsoever for the changes which I may make in other personal plans or programs as a result of my decision regarding the Plan and they are fully released to such extent. The Company agrees that although the Plan may be terminated or modified at any time, in the sole discretion of the Company, I shall have those rights which are vested and nonforfeitable under the terms and provisions of this Plan Agreement to the extent such may be applicable to me at the time of such termination.

     7. Plan. This Agreement is entered into and executed by me and the Company pursuant to, and as a part of the Plan. Except as otherwise expressly provided in the Plan or this Plan Agreement, the terms and provisions of this Plan Agreement shall control in the event of any conflict between its terms and provisions and the terms of the Plan. It is intended that this Plan Agreement shall specifically state the amount, form and time of payment of my Retirement Benefit, and the vesting schedule to be applicable to my Retirement Benefit. This Plan Agreement shall be construed so as to be performed in a manner consistent with express terms and provisions of the Plan, unless there is a clear and express inconsistency, in which case the terms of this Plan Agreement shall control.

     8. Amendment; Termination. No amendment of this Plan Agreement shall be effective unless agreed to in a written document signed by me and the Company. The Company may terminate this Agreement in event of a termination of the Plan; provided, no termination of the Plan and no amendment of the Plan or of this Plan Agreement shall result in a decrease or forfeiture of my vested accrued Retirement Benefit under the Plan and this Plan Agreement as of the date of such termination or amendment, as more particularly provided for under the provisions of Section 10.2 of the Plan on the date of this Plan Agreement.

     9.     Restriction of Assignment. Except as otherwise expressly provided
            -------------------------
in this Agreement, I agree on behalf of myself and of my executors and administrators, heirs, legatees, distributees, and any other person or persons claiming any benefits under me under this Agreement, that this Agreement and its rights, interests, and benefits shall not be assigned, transferred, pledged, or hypothecated in any way by me or any executor, administrator, heir, legatee, distributee, or other person claiming under me by virtue of this Agreement, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation, or other disposition of this Agreement or of such rights, interests, and benefits contrary to the above provisions, or the levy of any such attachment or similar process thereupon, shall be null and void and without effect.

     10.     Binding Effect. This Agreement shall be binding upon and inure
             --------------
to the benefit of any successor of the Company, and any such successor shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement, the term "successor" shall include any person, firm, corporation, or other business entity which at any time, whether by merger, purchase, or otherwise, acquires all or substantially all of the Company's assets or business.

     11.     Entire  Agreement. This Agreement supersedes all other
             -----------------
agreements previously made between the Company and me relating to its subject matter. There are no other understandings or agreements.

     12.     Non-Waiver. No delay or failure by either the Company or me in
             ----------
exercising any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right.

     13.     Governing  Law.  Except as otherwise provided by ERISA, this
             --------------
Agreement shall be construed in accordance with and governed by the laws of the State of Oklahoma.

     IN WITNESS WHEREOF, ONEOK, Inc. and Plan Participant have executed the Plan Agreement as of ____________, 2001.

                                             ONEOK, Inc.


                                             By:
                                                ------------------------------

                                             PARTICIPANT:


                                             ----------------------------------
                                             (Signature)

                                             ----------------------------------
                                             (Type or Print Name)

                                  APPENDIX II
                        CHANGE OF BENEFICIARY FORM FOR
                                  ONEOK, INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     I, _________________________, as a Participant in the above Plan, hereby change my Beneficiary Designation for the Plan, and make this my Beneficiary Designation to supercede and replace any and all other prior Beneficiary Designation instruments, as follows:

Primary Beneficiary(ies):

    Name and Address                    Relationship                 Share (%)
    ----------------                    ------------                 ---------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Secondary Beneficiary(ies):

    Name and Address                    Relationship                 Share (%)
    ----------------                    ------------                 ---------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


     The "Beneficiary" designated to receive my benefits under the Plan shall mean the Primary Beneficiary(ies) designated above, who shall receive the respective share percentage(s) specified above if such Primary Beneficiary(ies) is an individual and survives me by at least thirty (30) days, and if any individual designated as Primary Beneficiary does not so survive me then such Beneficiary's share shall be received by any other designated Primary Beneficiary(ies) who does so survive me, each in the proportion of such surviving Beneficiary's share percentage stated above to the total of such stated share percentages of the Primary Beneficiary(ies) who so survive me. If none the Primary Beneficiaries designated above who are individuals so survive me, and there are no other designated Primary Beneficiary(ies) who is not an individual, then my benefits under the Plan shall be received by the Secondary Beneficiaries designated above, who shall receive the respective share percentages specified above if such Secondary Beneficiary (ies) who is an individual survives me by at least thirty (30) days, and if any designated Secondary Beneficiary who is an individual does not so survive me then such Beneficiary's share shall be received by any other designated Secondary Beneficiary(ies) who does so survive me, proportionately divided in the same manner as is described above with respect to Primary Beneficiaries. I shall have the right to change designation of my Primary Beneficiary(ies) and/or Secondary Beneficiary(ies) from time to time in such manner and on such form as shall be required prescribed by the Company, it being agreed that no change in beneficiary shall be effective until acknowledged in writing by the Committee.

DATE:                                            PARTICIPANT:

--------------------------                       ------------------------------
                                                 (Signature)

                                                 ------------------------------
                                                 (Type or Print Name)

     Signature of the above Participant witnessed this ____ day of __________, _____, in the presence of:

                                                -------------------------------
                                               (Authorized Plan Representative)

                          CONSENT OF SPOUSE
                          -----------------

     I, the undersigned spouse of the Participant named in the foregoing "Change of Beneficiary Form" hereby certify that I have read the Change of Beneficiary Form and fully understand the property and benefits subject to designation of a beneficiary or beneficiaries is my spouse's accrued benefit under the Plan, in which I may possess a beneficial interest, provided I survive my spouse. Being fully satisfied with the provisions and effect of the foregoing Change of Beneficiary Form, I hereby consent to and accept the designation of beneficiaries made therein without regard to whether I survive or predecease my spouse. I intend for this consent to be irrevocable and my spouse may make any further changes in the designation of his beneficiary or beneficiaries without my consent.

     I have executed this consent this _____ day of _____________, _____.



                                          ------------------------------------
                                          Signature of Spouse of Participant

     Signature of spouse witnessed this _____ day of _____________, ___________in the presence of:


                                          ----------------------------------
                                          Authorized Plan Representative